UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                              Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 29, 2005

                         REAL ESTATE ASSOCIATES LIMITED IV
               (Exact name of registrant as specified in its charter)


               California                   0-12439               95-3718731
      (State or other jurisdiction        (Commission          (I.R.S. Employer
            of incorporation)             File Number)          Identification
                                                                    Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

Real Estate Associates Limited IV (the "Registrant") is the sole limited partner (99%) of Scituate Vista Associates, a Rhode Island limited partnership (the "Partnership"), which owns Scituate Vista Apartments, a 232-unit affordable property in Cranston, Rhode Island (the "Property"). On July 29, 2005, the Registrant assigned all of its right, title and interest in the Partnership to Alfred Carpionato of Johnston, Rhode Island, for approximately $4,755,000.

In accordance with the Partnership Agreement, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01   Financial Statements and Exhibits

10.1 Assignment of Partnership Interests dated July 29, 2005 between Real Estate Associates Limited IV, a California limited partnership by its general partner, National Partnership Investments Corp., Los Angeles, California, to Alfred Carpionato, of Johnston, Rhode Island.

                                    SIGNATURE



Pursuant to the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    REAL ESTATE ASSOCIATES LIMITED IV
                                    (a California limited partnership)


                                    By:   National Partnership Investments Corp.
                                          Corporate General Partner


                                    By:   /s/Brian H. Shuman
                                          Brian H. Shuman
                                          Senior Vice President and
                                          Chief Financial Officer


                                    Date: August 4, 2005

                                                                   Exhibit 10.1

                       ASSIGNMENT OF PARTNERSHIP INTERESTS

      This Assignment made as of July 29, 2005, by and between Real Estate Associates Limited IV, a California limited partnership by its general partner, National Partnership Investments Corp., with an address of 6100 Center Drive, Suite 800, Los Angeles, California 90045 ("Assignor"), to Alfred Carpionato, having an address of 1414 Atwood Avenue, Suite 3, Johnston, Rhode Island 02919 ("Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor owns all of the limited partner interests in and to Scituate Vista Associates a Rhode Island limited partnership (the "Partnership"), which holds title to the land and improvements known as the Scituate Vista Project located at Scituate Avenue Assessors Plat 20 Lot 2170 and located at 115 Scituate Vista Drive in Cranston, RI.

      WHEREAS, Assignor wishes to assign all of its right, title and interest in and to all of its limited partner interests in the Partnership (the "Partnership Interests") to Assignee with the intent that Assignee be admitted as a substitute limited partner pursuant to the terms of the partnership agreement (the "Partnership Agreement"); and

      WHEREAS, Assignee desires to accept such Assignment and to become a substitute limited partner of the Partnership pursuant to the terms of the Partnership Agreement.

      NOW, THEREFORE, in consideration of the covenants set forth below and other good and valuable consideration the receipt of all of which is hereby acknowledged the parties agree as follows:

1. Assignor does hereby assign, transfer and set over to Assignee all of its right, title and interest in and to the Partnership Interests.

2. Assignee hereby accepts such assignment, and, pursuant to the terms of the Partnership Agreement, subscribes to and agrees to be bound by the terms and provisions of the Partnership Agreement with respect to the Partnership Interests in the Partnership thus acquired and assumes all of Assignor's obligations thereunder.

3. In consideration of the assignment of the Partnership Interests, Assignee shall pay to Assignor in cash upon the full execution of this Assignment the sum of Four Million Seven Hundred and Fifty-Five Thousand Sixty-Six Dollars ($4,755,066.00) Dollars.

4. Assignor hereby warrants and represents that it owns the Partnership Interests and that they are free and clear of all liens, claims, security interests, restrictions and encumbrances of every kind and Assignor agrees to indemnify and hold harmless Assignee with respect to any loss, cost, damages, liabilities, claims, suits, legal fees, etc. incurred by Assignee as a result of such representations and warranties not being accurate and/or correct as of the date hereof.

5. Assignor further agrees that, at any time, upon request of Assignee, to take such other action as Assignee shall reasonably request to convey and transfer more effectively to Assignee the Partnership Interests in accordance with the terms hereof and Assignee will, at any time, execute and deliver such further instruments and take such other action as Assignor reasonably may request to evidence the purchase by Assignee of the Partnership Interests in accordance with the terms hereof.

6.       This  Assignment  may  be  executed  in   counterparts   and  all  such
         counterparts, as so executed, shall constitute one agreement binging on all parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as a sealed instrument as of this 29th day of July, 2005.

Assignor:                        Real Estate Associates Limited Associates IV,
                                       a California limited partnership

                                 By National Partnership Investments Corp.,
                                    a California corporation,
                                    its General Partner

                                 By/s/Jeff Sussman
                                Its Senior Vice President

Assignee:                        /s/Alfred Carpionato
                                    Alfred Carpionato

      The undersigned, as the General Partners of the Partnership, are executing this Assignment for the purpose of providing consent to the within Assignment as required under Section 8.2 of the Partnership Agreement.

                                       /s/Louis Carpinato
                                       Louis Carpionato

                                       /s/Alfred Carpionato
                                       Alfred Carpionato

                                       Scituate Properties, Inc.:

                                       By/s/Alfred Carpionato
                                            Alfred Carpionato, President